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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21308

Alger China-U.S. Growth Fund
(Exact name of registrant as specified in charter)

111 Fifth Avenue New York, New York			10003
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 111 Fifth Avenue New York, New York 10003
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2011

ITEM 1.  REPORT(S) TO STOCKHOLDERS.

Alger China-U.S. Growth Fund

SEMI-ANNUAL REPORT
April 30, 2011
(Unaudited)

Table of Contents

ALGER CHINA-U.S. GROWTH FUND

Letter to Our Shareholders	1

Fund Highlights	8

Portfolio Summary	9

Schedule of Investments	10

Statement of Assets and Liabilities	17

Statement of Operations	18

Statements of Changes in Net Assets	19

Financial Highlights	20

Notes to Financial Statements	22

Additional Information	31

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Dear Shareholders,	May 20, 2011

Indications that the economic recovery was gaining traction fueled a strong equity rally during the six-month period ended April 30, 2011, with the S&P 500 Index posting a 16.36% return. Market volatility was prevalent, however, as many investors feared that political turmoil in the Middle East and North Africa would disrupt global oil production and lead to higher energy prices. Concerns over the economic impact of the earthquake, tsunami and nuclear power plant accident in Japan also weighed heavily on investors. During the period, we maintained our focus on generating strong investment returns by conducting thoughtful, research-driven stock selection, while also assessing macro economic developments and the humanitarian impact of the Japan crisis.

Performance of the S&P 500 was virtually flat in November, but encouraging retail shopping trends and other upbeat news pushed the index into positive territory for December and January. Yet, by mid-February, investors’ fears over rising oil prices strengthened and equity markets started to perform in a manner that we have seen before—market returns became inversely correlated to the price of oil. Market volatility continued as investors focused on the implications of the Japan crisis, although a steady stream of encouraging economic data helped support the ongoing equity rally throughout the remainder of the six-month period.

Broadly speaking, market performance was consistent with our expectations. In our Winter 2010/2011 Market Commentary, we maintained that economic acceleration, strong corporate earnings, healthy balance sheets, job market improvements, and other developments would lead to further gains in U.S. equities this year. Yet, we cautioned that volatility would continue and markets would eventually struggle to maintain gains as weak real estate prices, high unemployment rates, and fears of potential global trade conflicts lingered.

The Recovery Strengthens

The six-month period was highlighted by a variety of encouraging developments. In January, the Department of Labor announced that December unemployment dropped to 9.4%, down from 9.8% in November. The trend continued, with the rate dropping to 9.0% in January and to 8.9% in February—its lowest level since April of 2009. Also encouraging, applications for unemployment insurance declined by 22,000 to 391,000 for the week ended February 19, sparking optimism that job layoffs were slowing. In the corporate world, earnings growth continued.

The Conference Board, meanwhile, reported that its Consumer Confidence Index climbed to 70.4 in February, its highest level in three years. Also impressive was Federal Reserve data showing annualized GDP growth of 2.8% for the fourth quarter, which while below analysts’ expectations, was still encouraging. The Federal Reserve also estimated that 2011 GDP would grow 3.4% to 3.9%, compared to a previous estimate of 3.0% to 3.6%.

Trouble Overseas

Investor optimism eventually waned and the S&P 500 tumbled approximately 6.41% during the three-and-a-half-week period ended March 18. While the end of earnings season may have naturally shifted investor attention from corporate fundamentals, turmoil in the Middle East and in North Africa clearly weighed heavily on markets by creating concerns over the possible economic implications of higher energy prices and the lack of decisive change in U.S. energy consumption and in U.S. energy policy. Rising prices for all types of commodities also continued to be a central issue. Indeed, escalating food prices and the economic challenges they created in many parts of the world were significant triggers to the anti-government protests in Tunisia that sparked rebellion across Bahrain, Yemen, Egypt, Algeria, and eventually Libya. In Egypt, where 40% of the nation lives in poverty, President Hosni Mubarak was forced to resign, which encouraged similar protests in other countries. Protestors in Libya eventually shut down an estimated 50% of the country’s daily oil production of 1.8 million barrels. Concerns over a tightening of oil supply drove prices of West Texas Intermediate Crude from $91.55 a barrel at the beginning of the year to $113.52 on April 29.

Investors became even more skittish in March when Japan was hit by a magnitude 8.9 earthquake—the strongest in the country’s history. The quake and resulting tsunami left a wake of despair, destroying entire towns and communities in a single day. Even more alarming, the earthquake damaged cooling systems at the Fukushima Daiichi nuclear power facility, and a series of explosions damaged the plant’s nuclear reactors, left fuel rods exposed, and released radiation into the atmosphere. U.S. officials urged expatriates to stay at least 50 miles from the facility as Japanese workers frantically struggled to stop the crisis from worsening. Investors, understandably, grew concerned: Japan is the world’s third-largest economy, so disruptions in manufacturing and consumption could have a considerable impact on global growth, at least in the near term. As we watch the disaster unfold, we feel confident that as the Japanese rebuild their nation, they will become stronger as a country, and they will eventually make many positive contributions to society and the global economy. In the meantime, we continue to admire their perseverance.

Investor Psychology and the Road Ahead

We still believe that equity markets have strong potential for generating attractive gains, although fears over oil prices and concerns over Japan’s impact on global economic growth will be significant challenges. Regarding oil, higher energy prices do not necessarily cause economic recession. Rather, it is the rate of change that is important. Oil price spikes must be drastic to cause an “oil shock” to the economy (we recognize that the fundamental strength of the economy at the time oil prices increase also matters, but we currently think the U.S. economy is stronger than most believe). Generally speaking, past global recessions and cyclical bear markets triggered by oil have occurred only after prices increased by more than 100% in a short period, according to BCA Research, an independent economic research firm. We are not at that point yet. Disruptions in petroleum production, of course, could cause pain at the pump for American motorists, but in some ways, the U.S. is better prepared for price increases than in the past. Americans now spend just slightly more than 5% of their disposable income on energy, down from more than 8% in the 1980s, according to BCA. Oil’s role in America’s energy usage has also declined, accounting for only 37% of energy consumed in 2009, down from 44% in 1980, according to the U.S. Energy Information Administration. We also believe that the run up in oil prices that occurred from 2003 to 2008 succeeded in conditioning, at least partially, American consumers and businesses to potentially higher energy prices over the long term.

We believe that the development of a substantial oil shortage is unlikely. World oil production exceeds demand by an estimated three million to four million barrels per day, and many oil producing countries are capable of boosting output. Demand in the U.S. and developed economies has, in fact, been relatively flat, with emerging markets, especially China, driving recent oil demand growth. Additionally, consumption of oil in Japan, at least for the short term, has been crimped by the country’s crisis. An escalation of political turmoil in the Middle East and North Africa is still possible, but unless it affects oil production in Saudi Arabia, which is the world’s second-largest oil producer, it is unlikely to result in near-term supply shortages.

Regarding Japan, the impact of the country’s crisis on the global economy will be felt in coming months. Japan represents 6% to 8% of global GDP, and power outages have shut down many factories in the country. Supply chain disruptions, especially in the auto and technology industries, will occur as a result. These are short-term events that long-term investors should, and we think will, look beyond. Moreover, the massive rebuilding of Japan should eventually be a source of global economic stimulus. Finally, with an unreliable power supply in Japan, it is currently unknown if the country’s manufacturing capacity is significantly compromised even in the short term; however, much of the country’s industry infrastructure is state-of-the-art technology that minimizes damage from earthquakes, so it’s possible that manufacturing production will resume as soon as dependable electrical energy is restored.

We maintain that market resilience in the first quarter signals investors’ understanding of a vital fact: the U.S. economic recovery is strengthening. This has and will continue to support, we believe, a continuing rally in U.S. equities. Alger’s philosophy of “Investing in Positive Dynamic Change” has never been more appropriate than today. Change, whether from political events such as the uprisings in the Middle East or from the continuing impact of emerging markets across Asia and South America, has never been more evident. While change is almost always unsettling for some investors, we believe that it generates opportunities to buy attractively priced and well-run companies that have superior potential for growth. We continue to believe that research is the cornerstone of superior portfolio management, regardless of economic conditions and that our proven and disciplined process for identifying companies experiencing Positive Dynamic Change will continue to produce superior long-term results for our clients.

Portfolio Matters

For the fiscal six-month period ended April 30, 2011, the Alger China-U.S. Growth Fund returned 13.04%.  During the same period, the S&P 500 Index returned 16.36% and the MSCI Zhong Hua Index returned 2.37%.

During the period, the largest sector weightings in the Alger China-U.S. Growth Fund were in the Information Technology and Industrials sectors. The largest sector overweight for the period was in Information Technology and the largest sector underweight for the period was in Health Care. Relative outperformance in the Materials and Information Technology sectors was the most important contributor to performance. Sectors that detracted from performance included Financials and Energy.

Among the most important contributors to relative performance were Dongyue Group, Sina Corp., GCL Poly Energy Holdings Ltd., Wistron NeWeb Corp., and China National Building Material Co., Ltd. Conversely, detracting from relative performance were Ctrip.com International, Ltd., SmartHeat, Inc., Harbin Power Equipment Co. Ltd., Shanghai Electric Group Co. Ltd., and China Life Insurance Co., Ltd.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your business and your continued confidence in Alger.

Respectfully submitted,

Dan Chung, CFA

Chief Investment Officer

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless proceeded or accompanied by an effective prospectus for the Fund. Fund returns represent the fiscal six-month period return of Class A shares prior to the deduction of any sales charges.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Fund’s management in this report are as of the date of the Shareholders Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in the Fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a portfolio. Please refer to the Schedule of Investments for the Fund which is included in this report for a complete list of fund holdings as of April 30, 2011. Securities mentioned in the Shareholders Letter, if not found in the Schedule of Investments, may have been held by the Fund during the six-month fiscal period.

A Word About Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social, or economic conditions, and risks associated with the Chinese markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. Funds that participate in leveraging, such as the Alger China-U.S. Growth Fund, are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the Funds’ net asset value can decrease more quickly than if the Fund had not borrowed.

For a more detailed discussion of the risks associated with the Fund, please see the Fund’s Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus or a summary prospectus containing this and other information about The Alger Funds call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Index Definitions:

•                  The Standard & Poor’s 500 Index is an index of large-company common stocks and is considered to be representative of the U.S. stock market.

•                  The MSCI Zhong Hua Index is an aggregate of the MSCI Hong Kong Index (a capitalization-weighted index that monitors the performance of stocks from Hong Kong) and the MSCI China Free Index (an unmanaged market capitalization-weighted index of Chinese companies available to non-domestic investors).

•                  Investors cannot invest directly in any index.

FUND PERFORMANCE AS OF 3/31/11 (Unaudited)  †

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION
Alger China-U.S. Growth Class A (Inception 11/3/03)	11.87	7.29	12.44
Alger China-U.S. Growth Class C (Inception 3/3/08)*	16.07	7.73	12.48

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

†                  Returns reflect maximum sales charges on Class A shares and applicable contingent deferred sales charges on Class C shares.

*                 Performance figures prior to 3/3/08, inception of Class C shares, are those of the Fund’s Class A shares. Performance has been adjusted to remove the front-end sales charge imposed by Class A shares.  Class C shares do not impose a front-end sales charge but do impose a contingent deferred sales charge of 1% on shares redeemed.  If Class A sales charges were reflected, annual returns for the Class C shares would be lower.  The performance figures prior to 3/3/08 have also been adjusted to reflect the higher operating expenses and applicable contingent deferred sales charge of Class C shares.

ALGER CHINA-U.S. GROWTH FUND

Fund Highlights Through April 30, 2011 (Unaudited)

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger China-U.S. Growth Fund Class A shares, with an initial maximum sales charge of 5.25%, and the S&P 500 Index and the MSCI Zhong Hau Index (unmanaged indices of common stocks) from November 3, 2003, the inception date of the Alger China-U.S. Growth Fund Class A shares, through April 30, 2011.  The figures for the Alger China-U.S. Growth Fund Class A shares,  the S&P 500 Index, and the MSCI Zhong Hau Index include reinvestment of dividends. Performance for the Alger China-U.S. Growth Fund Class C shares will vary from the results shown above due to differences in expenses and sales charges that class bears.

Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/11 †

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	Since 11/3/2003
Class A (Inception 11/3/03)	16.96%	7.88%	13.03%
Class C (Inception 3/3/08)*	21.49%	8.33%	13.07%
S&P 500 Index	17.22%	2.95%	5.53%
MSCI Zhong Hau Index	15.74%	12.74%	15.77%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

†                  Returns reflect maximum sales charges on Class A shares and applicable contingent deferred sales charges on Class C shares.

*                 Performance figures prior to 3/3/08, inception of Class C shares, are those of the Fund’s Class A shares. Performance has been adjusted to remove the front-end sales charge imposed by Class A shares.  Class C shares do not impose a front-end sales charge but do impose a contingent deferred sales charge of 1% on shares redeemed.  If Class A sales charges were reflected, annual returns for the Class C shares would be lower.  The performance figures prior to 3/3/08 have also been adjusted to reflect the higher operating expenses and applicable contingent deferred sales charge of Class C shares.

PORTFOLIO SUMMARY†

April 30, 2011 (Unaudited)

COUNTRY	Alger China- U.S. Growth Fund
Australia	0.5%
Bermuda	0.8
Brazil	2.5
Canada	5.9
Cayman Islands	4.7
China	25.3
Hong Kong	17.0
Japan	1.7
Netherlands	0.5
Taiwan	8.5
United States	30.9
Cash and Net Other Assets	1.7
100.0%

† Based on net assets.

ALGER CHINA-U.S. GROWTH FUND

Schedule of Investments‡ (Unaudited) April 30, 2011

	SHARES	VALUE
COMMON STOCKS—97.4%
AUSTRALIA—0.5%
COAL & CONSUMABLE FUELS—0.5%
Linc Energy Ltd. (Cost $115,111)	128,200	$382,232

BERMUDA—0.8%
OIL & GAS DRILLING—0.8%
Nabors Industries Ltd.* (Cost $469,918)	21,300	652,632

BRAZIL—1.6%
DIVERSIFIED BANKS—0.9%
Itau Unibanco Holding SA#	32,350	768,313

DIVERSIFIED METALS & MINING—0.7%
Vale SA#	17,350	579,490

TOTAL BRAZIL (Cost $958,648)		1,347,803

CANADA—5.9%
COAL & CONSUMABLE FUELS—0.9%
SouthGobi Resources Ltd.*	60,300	757,016

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.0%
Westport Innovations, Inc.*	31,700	802,010

DIVERSIFIED METALS & MINING—1.0%
Ivanhoe Mines Ltd.*	30,950	813,366

FERTILIZERS & AGRICULTURAL CHEMICALS—0.7%
Potash Corporation of Saskatchewan, Inc.	10,000	563,800

GOLD—1.3%
Yamana Gold, Inc.	80,700	1,025,697

OIL & GAS EXPLORATION & PRODUCTION—1.0%
Nexen, Inc.	31,000	819,330

TOTAL CANADA (Cost $3,853,235)		4,781,219

CAYMAN ISLANDS—4.7%
DIVERSIFIED METALS & MINING—0.6%
China Lumena New Materials Corp.	900,000	467,018

INTERNET SOFTWARE & SERVICES—2.6%
Sina Corp. *	8,700	1,172,325
Tencent Holdings Ltd.	32,700	934,731
		2,107,056
SEMICONDUCTORS—1.5%
Spreadtrum Communications, Inc.#*	54,100	1,157,740

TOTAL CAYMAN ISLANDS (Cost $1,964,794)		3,731,814

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CHINA—26.8%
ADVERTISING—1.1%
Focus Media Holding Ltd.#*	24,700	$868,205

APPAREL RETAIL—0.5%
Belle International Holdings Ltd.	199,000	389,478

APPLICATION SOFTWARE—1.0%
VanceInfo Technologies, Inc.#*	26,300	845,808

ASSET MANAGEMENT & CUSTODY BANKS—1.1%
Noah Holdings Ltd.#*	51,821	932,259

COAL & CONSUMABLE FUELS—0.6%
Yanzhou Coal Mining Co., Ltd.	116,000	451,077

COMMUNICATIONS EQUIPMENT—0.7%
ZTE Corp.	167,520	601,806

CONSTRUCTION & ENGINEERING—0.7%
China Singyes Solar Technologies Holdings Ltd.	636,000	606,003

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.9%
Sany Heavy Equipment International Holdings Co., Ltd.	429,000	756,770

CONSTRUCTION MATERIALS—1.7%
China National Building Material Co., Ltd.	668,000	1,403,726

DIVERSIFIED BANKS—2.8%
Bank of China Ltd.	1,362,900	754,603
China Construction Bank Corp.	759,700	718,978
Industrial & Commercial Bank of China	939,455	794,743
		2,268,324
DIVERSIFIED METALS & MINING—0.4%
Jiangxi Copper Co.	100,000	339,286

ELECTRIC UTILITIES—0.6%
Boer Power Holdings Ltd.*	459,000	482,859

ENVIRONMENTAL & FACILITIES SERVICES—0.6%
Chiho-Tiande Group Ltd.	606,000	465,836

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—1.5%
GCL Poly Energy Holdings Ltd.*	1,705,000	1,220,633

INDUSTRIAL MACHINERY—1.8%
Airtac International Group *	61,000	474,220
China Liansu Group Holdings Ltd. *	1,082,000	1,007,283
		1,481,503
INTEGRATED OIL & GAS—1.4%
China Petroleum & Chemical Corp.	240,000	241,659
PetroChina Co., Ltd.	610,000	873,415
		1,115,074
INTERNET SOFTWARE & SERVICES—2.3%
Baidu, Inc. #*	10,350	1,537,182

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CHINA—(CONT.)
Netease.com #*	7,150	$352,352
		1,889,534
LIFE & HEALTH INSURANCE—1.0%
China Life Insurance Co., Ltd.	247,000	877,792

NETWORKING EQUIPMENT—0.6%
O-Net Communications Group Ltd.*	893,000	504,780

OIL & GAS EXPLORATION & PRODUCTION—1.7%
CNOOC Ltd.	566,000	1,396,361

PACKAGED FOODS & MEATS—0.8%
China Minzhong Food Corp., Ltd.*	425,000	628,447

SPECIALTY CHEMICALS—2.3%
Dongyue Group	1,739,000	1,833,873

SPECIALTY STORES—0.7%
Hengdeli Holdings Ltd.	928,000	556,826

TOTAL CHINA (Cost $13,369,014)		21,916,260

HONG KONG—15.5%
CONSTRUCTION & ENGINEERING—0.5%
China State Construction International Holdings Ltd. *	496,800	421,234

DISTRIBUTORS—0.5%
Li & Fung Ltd.	76,000	389,478

DIVERSIFIED BANKS—0.6%
BOC Hong Kong Holdings Ltd.	144,000	452,416

DIVERSIFIED CAPITAL MARKETS—0.8%
Digital China Holdings Ltd.	327,000	635,785

DIVERSIFIED CONSUMER SERVICES—0.9%
China Resources Enterprise Ltd.	177,800	711,997

ELECTRIC UTILITIES—1.4%
Hongkong Electric Holdings Ltd.	164,500	1,153,319

ELECTRONIC COMPONENTS—0.2%
AAC Acoustic Technologies Holdings Inc.	74,000	194,378

ELECTRONIC EQUIPMENT MANUFACTURERS—0.9%
TC Interconnect Holdings Ltd.	1,706,000	799,588

INDUSTRIAL CONGLOMERATES—0.6%
Hutchison Whampoa Ltd.	40,000	457,361

LIFE & HEALTH INSURANCE—1.1%
AIA Group Ltd.*	253,800	857,841

MARINE—0.5%
Orient Overseas International Ltd.	49,500	377,641

MARINE PORTS & SERVICES—0.6%
COSCO Pacific Ltd.	252,000	520,464

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HONG KONG—(CONT.)
RAILROADS—0.7%
MTR Corp.	163,921	$597,320

REAL ESTATE MANAGEMENT & DEVELOPMENT—2.8%
Cheung Kong Holdings Ltd.	57,000	896,875
Sun Hung Kai Properties Ltd.	58,000	908,875
Wharf Holdings Ltd.	61,000	447,704
		2,253,454
RETAIL REITS—0.7%
Link REIT, /The	192,000	604,458

SPECIALIZED FINANCE—1.9%
Hong Kong Exchanges and Clearing Ltd.	67,200	1,533,271

WIRELESS TELECOMMUNICATION SERVICES—0.8%
China Mobile Ltd.	73,000	672,070

TOTAL HONG KONG (Cost $10,301,700)		12,632,075

JAPAN—1.7%
APPAREL RETAIL—0.6%
Fast Retailing Co., Ltd.	3,000	470,044

AUTOMOBILE MANUFACTURERS—1.1%
Honda Motor Co., Ltd.	23,650	930,023

TOTAL JAPAN (Cost $1,229,778)		1,400,067

NETHERLANDS—0.5%
INTEGRATED OIL & GAS—0.5%
Royal Dutch Shell PLC# (Cost $379,735)	5,300	410,644

TAIWAN—8.5%
COMMODITY CHEMICALS—0.6%
Formosa Plastics Corp.*	122,000	497,612

COMMUNICATIONS EQUIPMENT—1.8%
Wistron NeWeb Corp.	363,244	1,392,952

COMPUTER STORAGE & PERIPHERALS—0.5%
Chimei Innolux Corp.*	373,830	383,148

DISTRIBUTORS—0.6%
WPG Holdings Co., Ltd.	268,052	494,333

ELECTRICAL COMPONENTS & EQUIPMENT—1.2%
Cheng Uei Precision Industry Co., Ltd.	182,486	365,799
Simplo Technology Co., Ltd.	92,540	625,859
		991,658
ELECTRONIC COMPONENTS—0.5%
Wintek Corp.*	234,000	340,987

ELECTRONIC EQUIPMENT MANUFACTURERS—0.6%
TXC Corp.	230,000	449,817

	SHARES	VALUE
COMMON STOCKS—(CONT.)
TAIWAN—(CONT.)
ELECTRONIC MANUFACTURING SERVICES—1.1%
Hon Hai Precision Industry Co., Ltd.	234,000	$885,097

FOOD RETAIL—1.1%
President Chain Store Corp.	159,000	870,246

PACKAGED FOODS & MEATS—0.5%
Uni-President Enterprises Corp.	302,029	433,801

TOTAL TAIWAN (Cost $4,313,492)		6,739,651

UNITED STATES—30.9%
AIR FREIGHT & LOGISTICS—1.2%
United Parcel Service, Inc., Cl. B	13,500	1,012,095

ASSET MANAGEMENT & CUSTODY BANKS—1.0%
Blackstone Group LP	20,750	393,005
T. Rowe Price Group, Inc.	5,850	375,863
		768,868
BIOTECHNOLOGY—0.8%
Human Genome Sciences, Inc.*	23,250	685,178

CASINOS & GAMING—0.7%
Las Vegas Sands Corp.*	12,350	580,574

COAL & CONSUMABLE FUELS—0.9%
Peabody Energy Corp.	11,850	791,817

COMMUNICATIONS EQUIPMENT—3.9%
Cisco Systems, Inc.	45,200	793,712
Corning, Inc.	20,200	422,988
Finisar Corp. *	31,200	876,408
Opnext, Inc. *	47,700	112,572
Qualcomm, Inc.	15,700	892,388
		3,098,068
COMPUTER HARDWARE—1.9%
Apple, Inc.*	4,500	1,567,035

COMPUTER STORAGE & PERIPHERALS—0.5%
SanDisk Corp.*	8,700	427,518

CONSTRUCTION & ENGINEERING—1.1%
Aecom Technology Corp.*	29,250	797,355

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.7%
Cummins, Inc.	7,700	925,385
Joy Global, Inc.	4,050	408,848
		1,334,233
DATA PROCESSING & OUTSOURCED SERVICES—0.6%
Mastercard, Inc.	1,700	469,013

DIVERSIFIED METALS & MINING—3.6%
Cliffs Natural Resources, Inc.	10,400	974,688
Freeport-McMoRan Copper & Gold, Inc.	7,600	418,228

	SHARES	VALUE
COMMON STOCKS—(CONT.)
UNITED STATES—(CONT.)
Molycorp, Inc. *	10,250	$751,325
Walter Energy, Inc.	5,800	801,676
		2,945,917
ELECTRONIC EQUIPMENT MANUFACTURERS—0.3%
Hollysys Automation Technologies Ltd.*	16,900	202,969

FERTILIZERS & AGRICULTURAL CHEMICALS—0.7%
Mosaic Co., /The	7,100	531,506

FOOTWEAR—0.7%
NIKE Inc., Cl. B	7,200	592,704

HOUSEHOLD PRODUCTS—1.0%
Procter & Gamble Co., /The	12,600	817,740

INDUSTRIAL CONGLOMERATES—1.0%
3M Co.	8,800	855,448

INDUSTRIAL MACHINERY—2.4%
SPX Corp.	21,700	1,875,964

INTERNET RETAIL—1.0%
Amazon.com, Inc.*	4,250	835,125

OIL & GAS EXPLORATION & PRODUCTION—0.9%
Devon Energy Corp.	7,650	696,150

PRECIOUS METALS & MINERALS—0.5%
Stillwater Mining Co.*	18,450	420,845

RESTAURANTS—1.5%
Starbucks Corp.	10,450	378,186
Yum! Brands, Inc.	15,050	807,282
		1,185,468
SEMICONDUCTOR EQUIPMENT—0.8%
Lam Research Corp.*	12,700	613,537

SEMICONDUCTORS—2.2%
Altera Corp.	18,550	903,385
Skyworks Solutions, Inc. *	29,050	913,913
		1,817,298
TOTAL UNITED STATES (Cost $18,253,740)		24,922,425

TOTAL COMMON STOCKS (Cost $55,209,165)		78,916,822

	SHARES	VALUE
CONVERTIBLE PREFERRED STOCK—0.9%
BRAZIL—0.9%
DIVERSIFIED METALS & MINING—0.9%
Vale Capital II, 6.75%, 6/15/2012 (Cost $448,597)	7,630	$728,741

Total Investments (Cost $55,657,762)(a)	98.3%	79,645,563
Other Assets in Excess of Liabilities	1.7	1,381,185
NET ASSETS	100.0%	$81,026,748

‡                  Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*                 Non-income producing security.

#                 American Depository Receipts.

(a)       At April 30, 2011, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $57,325,223 amounted to $22,320,340 which consisted of aggregate gross unrealized appreciation of $24,026,338 and aggregate gross unrealized depreciation of $1,705,998.

See Notes to Financial Statements.

ALGER CHINA-U.S. GROWTH FUND

Statement of Assets and Liabilities (Unaudited) April 30, 2011

ASSETS:
Investments in securities, at value (identified cost)* see accompanying schedules of investments	$79,645,563
Cash and cash equivalents	1,223,901
Foreign cash**	21,729
Receivable for investment securities sold	160,225
Receivable for shares of beneficial interest sold	73,906
Dividends and interest receivable	250,048
Prepaid expenses	27,261
Total Assets	81,402,633
LIABILITIES:
Payable for shares of beneficial interest redeemed	173,602
Accrued investment advisory fees	78,750
Accrued transfer agent fees	30,082
Accrued distribution fees	19,157
Accrued administrative fees	1,805
Accrued shareholder servicing fees	1,083
Accrued other expenses	71,406
Total Liabilities	375,885
NET ASSETS	$81,026,748
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	79,606,067
Undistributed net investment income (accumulated loss)	(794,315)
Undistributed net realized gain (accumulated realized loss)	(21,773,206)
Net unrealized appreciation on investments	23,988,202
NET ASSETS	$81,026,748
Net Assets By Class
Class A	$76,421,931
Class C	$4,604,817
Shares Of Beneficial Interest Outstanding—Note 6
Class A	4,044,180
Class C	247,993
Net Asset Value Per Share
Class A	$18.90
Class C	$18.57
Offering Price Per Share(a)
Class A	$19.94
Class C	$18.57

*Identified cost	$55,657,762
**Cost of foreign cash	$21,586

(a) Class A Offering Price includes a 5.25% sales charge.

See Notes to Financial Statements.

ALGER CHINA-U.S. GROWTH FUND

Statement of Operations (Unaudited)

For the six months ended April 30, 2011

INCOME
Dividends (net of foreign withholding taxes*)	$383,687
Interest	1,808
Total Income	385,495
EXPENSES
Advisory fees—Note 3(a)	468,822
Distribution fees—Note 3(f):
Class A	92,230
Class C	21,766
Administrative fees—Note 3(a)	10,744
Custodian fees	52,006
Interest expenses	446
Transfer agent fees and expenses—Note 3(b)	63,767
Printing fees	33,625
Professional fees	47,886
Registration fees	24,939
Trustee fees—Note 3(e)	8,643
Miscellaneous	12,505
Total Expenses	837,379
NET INVESTMENT LOSS	(451,884)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on investments	5,590,154
Net realized gain on foreign currency transactions	10,414
Net change in unrealized appreciation (depreciation) on investments and foreign currency	4,384,961
Net realized and unrealized gain on investments and foreign currency	9,985,529
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,533,645

*Foreign withholding taxes	$12,245

See Notes to Financial Statements.

ALGER CHINA-U.S. GROWTH FUND

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010
Net investment loss	$(451,884)	$(424,338)
Net realized gain on investments and foreign currency	5,600,568	9,724,972

Net change in unrealized appreciation on investments and foreign currency	4,384,961	5,835,765
Net increase in net assets resulting from operations	9,533,645	15,136,399
Dividends and distributions to shareholders from:
Net investment income
Class A	—	(109,702)
Total dividends and distributions to shareholders	—	(109,702)
Increase (decrease) from shares of beneficial interest transactions:
Class A	(4,432,196)	(10,601,919)
Class C	(118,166)	2,034,569
Net decrease from shares of beneficial interest transactions—Note 6	(4,550,362)	(8,567,350)
Total increase	4,983,283	6,459,347
Net Assets:
Beginning of period	76,043,465	69,584,118
END OF PERIOD	$81,026,748	$76,043,465
Undistributed net investment income (accumulated loss)	$(794,315)	$(342,431)

See Notes to Financial Statements.

ALGER CHINA-U.S. GROWTH FUND

Financial Highlights for a share outstanding throughout the period

	Class A
	Six months ended 4/30/2011(i)	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$16.74	$13.55	$10.18	$25.09	$15.57	$12.99
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (ii)	(0.10)	(0.08)	(0.05)	(0.08)	(0.13)	(0.04)
Net realized and unrealized gain (loss) on investments	2.26	3.29	3.42	(12.79)	11.67	4.03
Total from investment operations	2.16	3.21	3.37	(12.87)	11.54	3.99
Dividends from net investment income	—	(0.02)	—	—	—	—
Distributions from net realized gains	—	—	—	(2.04)	(2.02)	(1.41)
Net asset value, end of period	$18.90	$16.74	$13.55	$10.18	$25.09	$15.57
Total return (iii)	13.0%	23.5%	33.1%	(55.2)%	83.0%	33.5%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$76,422	$71,835	$67,989	$64,865	$201,623	$73,147
Ratio of gross expenses to average net assets	2.10%	2.12%	2.31%	2.15%	2.17%	2.36%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	(0.25)%	(0.25)%	(0.16)%
Ratio of net expenses to average net assets	2.10%	2.12%	2.31%	1.90%	1.92%	2.20%
Ratio of net investment income (loss) to average net assets	(1.11)%	(0.56)%	(0.48)%	(0.43)%	(0.71)%	(0.30)%
Portfolio turnover rate	43.93%	89.15%	149.17%	190.60%	107.57%	192.21%

(i)             Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)          Amount was computed based on average shares outstanding during the period.

(iii)       Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

ALGER CHINA-U.S. GROWTH FUND

Financial Highlights for a share outstanding throughout the period

	Class C
	Six months ended 4/30/2011(i)	Year ended 10/31/2010	Year ended 10/31/2009	From 3/3/2008 (commencement of operations) to 10/31/2008(ii)
Net asset value, beginning of period	$16.50	$13.43	$10.16	$18.20
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (iii)	(0.16)	(0.18)	(0.14)	(0.05)
Net realized and unrealized gain (loss) on investments	2.23	3.25	3.41	(7.99)
Total from investment operations	2.07	3.07	3.27	(8.04)
Net asset value, end of period	$18.57	$16.50	$13.43	$10.16
Total return (iv)	12.6%	22.7%	32.2%	(44.2)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,605	$4,208	$1,595	$339
Ratio of gross expenses to average net assets	2.89%	2.91%	3.03%	3.02%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	(0.21)%
Ratio of net expenses to average net assets	2.89%	2.91%	3.03%	2.81%
Ratio of net investment income (loss) to average net assets	(1.90)%	(1.25)%	1.19%	(0.52)%
Portfolio turnover rate	43.93%	89.15%	149.17%	190.60%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger China-U.S. Growth Fund (the “Fund”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund’s investment objective is long-term capital appreciation. It seeks to achieve its objective by investing in equity securities that are economically tied to China (including Hong Kong and Taiwan) or the United States.  The Fund offers Class A shares and Class C shares.  Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge.  Each class has identical rights to assets and earnings except that each share class bears the cost of its plan of distribution and transfer agency and sub-transfer agency services.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Fund values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Board. Investments are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time).

Equity securities and option contracts for which valuation information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, such securities are valued at a price within the bid and ask price or, in the absence of a recent bid or ask price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market.  Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Fund invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Fund’s valuation techniques are consistent with the market approach whereby prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value.  Inputs for Level 1 include exchange listed prices and broker quotes in an active market.  Inputs for Level 2 include the last trade price in the case of a halted security, a broker quote in an inactive market, an exchange listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.  Inputs for Level 3 include derived prices from unobservable market information which can include cash flows and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and short-term securities maturing in sixty days or less.  Such short-term securities are valued at amortized cost which approximates market value.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(d) Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

(e) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis.

(f) Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Fund maintains such compliance, no federal income tax provision is required.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position.  No tax years are currently under investigation.  The Fund files income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions.  The statute of limitations on the Fund’s tax returns remains open for the tax years 2007-2010.  Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(g) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

differ from those estimates.  These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a present a fair statement of results for the interim period.  All such adjustments are of a normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory and Administration Fees: Fees incurred by the Fund, pursuant to the provisions of its Investment Advisory Agreement and its Administration Agreement with Fred Alger Management, Inc. (Alger Management or the Manager), are payable monthly and computed based on the value of the average daily net assets of the Fund, at the following rates:

Advisory Fee	Administration Fee
1.20%	0.0275%

Martin Currie Inc., a registered investment adviser, acts as sub-advisor to the Fund under a written sub-advisory agreement with Alger Management.

(b) Shareholder Administrative Fees: The Fund has entered into a shareholder administrative services agreement with Alger Management, to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc. the transfer agent, and other related services.  The Fund compensates Alger Management at the annual rate of 0.0165% of the average daily net assets for these services.  For the six months ended April 30, 2011, the Fund incurred fees of $6,446 for these services provided by Alger Management, which are included in the transfer agent fees and expenses in the Statement of Operations.

Alger Management makes payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services with respect to the Fund.  Fees paid by Alger Management to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations, as approved by the Fund’s Board of Trustees.  For the six months ended April 30, 2011, Alger Management charged back $9,456 to the Fund for these services, which are included in the transfer agent fees and expenses in the Statement of Operations.

(c) Sales Charges: Purchases of shares of the Fund may be subject to initial sales charges or contingent deferred sales charges. For the six months ended April 30, 2011, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or “Alger Inc.”), were approximately $1,666 and $1,556 respectively. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Fund.

(d) Brokerage Commissions: During the six months ended April 30, 2011, the Fund paid Alger Inc. $8,008 in connection with securities transactions.

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(e) Trustees’ Fees: The Fund pays each trustee who is not affiliated with Alger Management or its affiliates $750 for each meeting attended, to a maximum of $3,000 per annum, plus travel expenses incurred for attending the meeting. The chairman of the Board of Trustees receives an additional annual fee of $15,000 which is paid, pro rata, by all funds managed by Alger Management. Additionally, each member of the audit committee receives an additional $75 for each audit committee meeting attended, to a maximum of $300 per annum.

(f) Distribution/Shareholder Servicing Fees: The Fund has adopted a distribution plan pursuant to which the Fund pays Alger Inc. a fee at the annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares to compensate Alger Inc. for its activities and expenses incurred in distributing the Fund’s shares and shareholder servicing. Fees charged may be more or less than the expenses incurred by Alger Inc.

(g) Interfund Loans: The Fund, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds, and each fund may borrow in an amount up to 10% of its net assets from other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding for the period ended April 30, 2011.

(h) Other Transactions with Affiliates: Certain officers of the Fund are directors and officers of Alger Management and the Alger Inc.

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Fund, other than short-term securities, for the six months ended April 30, 2011:

	PURCHASES	SALES
Alger China-U.S. Growth Fund	$33,087,298	$36,231,624

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability.

NOTE 5 — Borrowings:

The Fund may borrow from its custodian on an uncommitted basis. The Fund pays the custodian a market rate of interest, generally based upon the London Inter-Bank Offer Rate.  The Fund may also borrow from other funds advised by Alger Management, as discussed in Note 3(g).  For the six months ended April 30, 2011, the Fund had the following borrowings:

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger China-U.S. Growth Fund	$36,920	2.25%

The highest amount borrowed during the six months ended April 30, 2011 was $1,036,656.

NOTE 6 — Share Capital:

(a)  The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value.  Transactions of shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED APRIL 30, 2011		FOR THE YEAR ENDED OCTOBER 31, 2010
	SHARES	AMOUNT	SHARES	AMOUNT
Alger China-U.S. Growth Fund
Class A:
Shares sold	322,717	$5,631,730	846,924	$12,476,955
Dividends reinvested	—	—	6,130	88,830
Shares redeemed	(570,382)	(10,063,926)	(1,578,296)	(23,167,704)
Net decrease	(247,665)	$(4,432,196)	(725,242)	$(10,601,919)
Class C:
Shares sold	51,362	$895,151	178,520	$2,656,503
Shares redeemed	(58,347)	(1,013,317)	(42,293)	(621,934)
Net increase (decrease)	(6,985)	$(118,166)	136,227	$2,034,569

(b) Redemption Fee: The Fund may impose a 2.00% redemption fee on Fund shares redeemed (including shares redeemed by exchange) less than 30 days after such shares were acquired. The fees retained by the Fund are included as paid-in capital on the Statement of Assets and Liabilities and were as follows:

FOR THE SIX MONTHS ENDED APRIL 30, 2011	FOR THE YEAR ENDED OCTOBER 31, 2010
$9,905	$3,572

NOTE 7 — Income Tax Information:

At October 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $26,048,654 of which $3,509,621 expires in 2016 and $22,539,033 expires in 2017.  The amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after October 31, 2011 will not be subject to expiration.  In addition, losses incurred after October 31, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales and the realization of unrealized appreciation of Passive Foreign Investment Companies.

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in the Fund’s Schedule of Investments.  The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund’s investments carried at fair value:

Alger China-U.S. Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$7,292,258	$7,292,258	—	—
Consumer Staples	2,750,234	2,750,234	—	—
Energy	7,472,333	7,472,333	—	—
Financials	12,664,778	12,664,778	—	—
Health Care	685,178	685,178	—	—
Industrials	13,352,895	13,352,895	—	—
Information Technology	19,748,129	19,748,129	—	—
Materials	11,422,136	11,422,136	—	—
Telecommunication Services	672,070	672,070	—	—
Utilities	2,856,811	2,856,811	—	—
TOTAL COMMON STOCKS	$78,916,822	$78,916,822	—	—
CONVERTIBLE PREFERRED STOCK
Materials	$728,741	$728,741	—	—
TOTAL INVESTMENTS IN SECURITIES	$79,645,563	$79,645,563	—	—

There were no significant transfers of investment assets between Levels 1 and 2 as of April 30, 2011.

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward currency contracts. Additionally, the Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

Options—The Fund seeks to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Fund invests in a broadly diversified portfolio of common stocks, while also buying and selling call and put options

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

on equities and equity indices.  The Fund purchases call options to increase its exposure to stock market risk and also provide diversification of risk.  The Fund purchases put options in order to protect from significant market declines that may occur over a short period of time.  The Fund can write covered call and cash secured put options to generate cash flows while reducing the volatility of the Fund’s portfolio.  The cash flows may be an important source of the Fund’s return, although written call options may reduce the Fund’s ability to profit from increases in the value of the underlying security or equity portfolio.  The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price.  Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Fund with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.

There were no derivative transactions for the six months ended April 30, 2011.

NOTE 10 — Litigation:

On August 31, 2005, the West Virginia Securities Commissioner (the “WVSC”), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the “WVUSA”), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the “Alger Mutual Funds”), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings under the caption number 1:04-MD-15863 (JFM). After a number of the claims in the Alger lawsuits, including all claims against Alger Mutual Funds and their independent trustees, were dismissed by the court, the Alger-related class and derivative suits were settled.  A Final Judgment and Order approving the settlement was entered on October 25, 2010.  No appeals from the Final Judgment and Order were filed within the allotted time limit. The settlement was paid by insurance, and had no financial impact on the Alger Mutual Funds.

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 11 — Recent Accounting Pronouncements:

The Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (International Financial Reporting Standards).  The ASU converge fair value measurement and disclosure guidance in U.S. GAAP with the guidance in the International Accounting Standards Board’s concurrently issued IFRS 13, Fair Value Measurement. These amendments do not modify the requirements for when fair value measurements apply; rather, they generally represent clarifications on how to measure and disclose fair value under ASC 820, Fair Value Measurement. The application of ASU 2011-04 is required for fiscal years and interim periods beginning after Dec. 15, 2011. At this time, management is evaluation the implications of ASU 2011-04.

NOTE 12 — Subsequent Events:

Management of the Fund has evaluated events that have occurred subsequent to April 30, 2011.  No such events have been identified which require recognition and disclosure.

ALGER CHINA-U.S. GROWTH FUND

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2010 and ending April 30, 2011.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value November 1, 2010	Ending Account Value April 30, 2011	Expenses Paid During the Six Months Ended April 30, 2011(a)	Ratio of Expenses to Average Net Assets For the Six Months Ended April 30, 2011(b)
Class A	Actual	$1,000.00	$1,130.38	$11.09	2.10%
	Hypothetical	1,000.00	1,014.38	10.49	2.10
Class C	Actual	1,000.00	1,126.14	15.22	2.89%
	Hypothetical	1,000.00	1,010.48	14.39	2.89

(a)       Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b)       Annualized.

(c)        5% annual return before expenses.

Privacy Policy

U.S. Consumer Privacy Notice Rev. 01/2011	3/31/11

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information, which, under Federal law, means personally identifiable information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

• Social Security number

• account balances, transaction history and credit information

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — with service providers we use to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you — for all credit card accounts	No	We don’t share
For nonaffiliates to market to you — for accounts and services endorsed by another organization	No	We don’t share
For nonaffiliates to market to you — for accounts other than credit card accounts and Sponsored Accounts, such as insurance, investments, deposit and lending	No	We don’t share

Who we are
Who is providing this notice?

Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger China-U.S. Growth Fund.

What we do
How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. For more information visit alger.com.

How does Alger collect my personal information?

We collect your personal information, for example, when you:

• open an account or perform transactions

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes — information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger China-U.S. Growth Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Proxy Voting Policies

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, by calling (800) 992-3863 or online on the Fund’s website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Fund’s most recent month end portfolio holdings are available approximately sixty days after month end on the Fund’s website at www.alger.com. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Fund’s Forms N-Q is available online on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3863.

ALGER CHINA-U.S. GROWTH FUND

111 Fifth Avenue

New York, NY 10003

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

111 Fifth Avenue

New York, NY 10003

Distributor

Fred Alger & Company, Incorporated

111 Fifth Avenue

New York, NY 10003

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of Alger China-U.S. Growth Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective prospectus for the Fund, which contains information concerning the Fund’s investment policies, fees and expenses as well as other pertinent information.

(This page has been intentionally left blank)

ACSAR

ITEM 2.  CODE OF ETHICS.

Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alger China-U.S. Growth Fund

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: June 15, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: June 15, 2011

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: June 15, 2011